UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

                 Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

|X|    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss. 240.14a-12


                          Maxcor Financial Group Inc.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


On behalf of Maxcor Financial Group Inc., the following materials were mailed to certain stockholders on or about May 10, 2005.


                          MAXCOR FINANCIAL GROUP INC.
                         One Seaport Plaza, 19th Floor
                              New York, NY 10038



                                                              May 10, 2005


Dear Fellow Stockholder:

We have previously sent to you proxy materials for the Special Meeting of Stockholders of Maxcor Financial Group Inc. to be held on May 18, 2005. Your Board of Directors recommends that stockholders vote FOR the proposed acquisition by BGC Partners, L.P.

Since approval of the transaction requires an affirmative vote of at least a majority of the shares outstanding, your vote is important. Whether or not you have already done so, please vote TODAY by telephone, by Internet, or by signing, and returning the enclosed proxy card in the envelope provided.

Very truly yours,

GILBERT D. SCHARF
Chairman




                                   REMEMBER:

          You can vote your shares by telephone, or via the Internet. Please follow the easy instructions on the enclosed proxy card.


             If you have any questions, need assistance in voting
           your shares, or need another copy of the proxy statement,
                       please call our proxy solicitor,


                          INNISFREE M&A INCORPORATED
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               Banks and Brokers, Call Collect: (212) 750-5833.